Exhibit 10.15

EXECUTION VERSION

AMENDMENT NO. 1 TO

MASTER REPURCHASE AND SECURITIES CONTRACT

AMENDMENT NO. 1 TO MASTER REPURCHASE AND SECURITIES

CONTRACT, dated as of January 24, 2022 (this “Amendment”) by and between CMTG WF FINANCE LLC, a Delaware limited liability company (“Seller”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of September 29, 2021, by and between Seller and Buyer (as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and Claros Mortgage Trust, Inc. (“Guarantor”) has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1. Repurchase Agreement Amendments. The Repurchase Agreement is hereby amended as follows:

(a)
The defined term “Rate Election Notice” as set forth in Article 2 of the Repurchase Agreement, is hereby deleted in its entirety.
(b)
Article 2 of the Repurchase Agreement is hereby amended by inserting the following new definitions in correct alphabetical order:

“Amendment Effective Date”: January 24, 2022.

“Applicable SOFR”: With respect to each SOFR Based Transaction, either the SOFR Average or Term SOFR, as applicable, as designated in the related Confirmation therefor, or if such Applicable SOFR is not specified in the related Confirmation for such SOFR Based Transaction, as specified with respect to such Transaction in the related notice of Rate Conversion delivered by Buyer in accordance with Section 12.01(d).

“Early Opt-in Effective Date”: With respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Seller.

“LIBOR Based Pricing Rate Determination Date”: (a) In the case of the first Pricing Period for any Purchased Asset, the related Purchase Date for such Purchased Asset, and (b) in the case of each subsequent Pricing Period, two (2) Business Days prior to the Remittance Date on which such Pricing Period begins or on any other date as determined by Buyer and communicated to Seller. The failure to communicate shall not impair Buyer’s decision to reset the Pricing Rate on any date.

“LIBOR Based Transaction”: Subject to Section 12.01(a), any Transaction (A) for which the related Purchase Date occurred prior to the Amendment Effective Date (and with respect to which Buyer and Seller have not entered into an amended and restated Confirmation following the Amendment Effective Date expressly re-designating such Transaction as a “SOFR Based Transaction”) or (B) that is expressly designated as a “LIBOR Based Transaction” in the related Confirmation therefor; provided that, for the avoidance of doubt, from and after the Rate Conversion Effective Date, all Transactions under this Agreement shall be SOFR Based Transactions for all purposes of this Agreement and the Repurchase Documents, and no Transactions hereunder shall be LIBOR Based Transactions.

“LIBOR Reference Time”: Means, with respect to any Pricing Period, 11:00 a.m. (London time) on the LIBOR Based Pricing Rate Determination Date applicable thereto.

“Mezzanine Related Mortgage Asset”: An Eligible Asset or a Purchased Asset for which one or more related Mezzanine Loans exist and with respect to which the principal balance of such Mezzanine Loan(s) remains outstanding.

“Rate Conversion”: Defined in Section 12.01(a).

“Rate Conversion Effective Date”: Defined in Section 12.01(a). “SOFR Adjustment”: 0.11448% per annum.

“SOFR Average”: For any Pricing Period, the rate per annum determined by Buyer as the compounded average of SOFR over a rolling calendar day period of thirty (30) days (“30-Day SOFR Average”), for the SOFR Based Pricing Rate Determination Date as such rate is published by the SOFR Administrator on the SOFR Administrator’s Website; provided, however, that (i) if as of 5:00 p.m. (New York City time) on any SOFR Based Pricing Rate Determination Date, such 30-Day SOFR Average has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to SOFR Average has not occurred, then SOFR Average will be the 30-Day SOFR Average as published on the SOFR Administrator’s Website for the first preceding U.S. Government Securities Business Day for which such 30-Day SOFR Average was published on the SOFR Administrator’s Website so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such SOFR Based Pricing Rate Determination Date and

(ii) if the calculation of SOFR Average as determined as provided above (including pursuant to clause (i) of this proviso) results in a SOFR Average rate of less than the Floor, SOFR Average shall be deemed to be the Floor for all purposes of this Agreement and the other Repurchase Documents. Each calculation by Buyer of SOFR Average shall be conclusive and binding for all purposes, absent manifest error.

“SOFR Based Pricing Rate Determination Date”: (a) In the case of the first Pricing Period for any Purchased Asset, two (2) U.S. Government Securities Business Days prior to the related Purchase Date for such Purchased Asset, and (b) in the case of each subsequent Pricing Period, two (2) U.S. Government Securities Business Days prior to the Remittance Date on which such Pricing Period begins or on any other date as determined by Buyer and communicated to Seller. The failure to communicate shall not impair Buyer’s decision to reset the Pricing Rate on any date.

“SOFR Based Transaction”: Any Transaction that is not a LIBOR Based Transaction.

“Term SOFR Administrator”: CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Buyer in its reasonable discretion).

“Term SOFR Reference Rate”: The forward-looking term rate based on SOFR. “USD LIBOR”: The London interbank offered rate for U.S. dollars with a tenor of one month.

“USD LIBOR Transition Date”: Means the earlier of (a) the date that USD LIBOR has either (i) permanently or indefinitely ceased to be provided by the administrator of USD LIBOR; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide an USD LIBOR or (ii) been announced by the regulatory supervisor of the administrator of USD LIBOR pursuant to public statement or publication of information to be no longer representative, (b) the Early Opt-in Effective Date and (c) such other date as Buyer and Seller may mutually agree.

(c)
The defined terms “Benchmark”, “Benchmark Replacement”, “Benchmark Replacement Adjustment”, “Benchmark Replacement Conforming Changes”, “Benchmark Replacement Date”, “Benchmark Transition Event”, “Early Opt-in Election”, “LIBOR”, “Pricing Rate”, “Pricing Rate Determination Date”, “Reference Time”, “Relevant Government Body”, “SOFR”, “SOFR Administrator’s Website”, “Term SOFR”, “Unadjusted Benchmark Replacement” and “U.S. Government Securities Business Day”, as set forth in Article 2 of the Repurchase Agreement, are each hereby amended and restated in their respective entireties to read as follows:

“Benchmark”: (A) With respect to any LIBOR Based Transaction, subject to Section 12.01(a) hereof, USD LIBOR, (B) with respect to any SOFR Based Transaction for which the Applicable SOFR is initially the SOFR Average (including, without limitation, any such SOFR Based Transaction resulting from a Rate Conversion pursuant to Section 12.01(a) for which the Applicable SOFR designated in the related notice of Rate Conversion is the SOFR Average), initially, 30-Day SOFR Average; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to 30-Day SOFR Average or the then-current Benchmark in accordance with

Section 12.01(b) for purposes of this clause (B), then, for purposes of this clause (B), “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 12.01, and (C) with respect to any SOFR Based Transaction for which the Applicable SOFR is initially Term SOFR (including, without limitation, any such SOFR Based Transaction resulting from a Rate Conversion pursuant to Section 12.01(a) for which the Applicable SOFR designated in the related notice of Rate Conversion is Term SOFR), initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark in accordance with Section 12.01(b) for purposes of this clause (C), then, for purposes of this clause (C), “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 12.01.

“Benchmark Replacement”: With respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by Buyer as a replacement of the applicable then-current Benchmark as of the Benchmark Replacement Date:

(A)
if such then-current Benchmark is the 30-Day SOFR Average, the sum of: (i)

Term SOFR and (ii) the Benchmark Replacement Adjustment; or

(B)
if such then-current Benchmark is the Term SOFR Reference Rate, the sum of: (i) SOFR Average and (ii) the Benchmark Replacement Adjustment; or

the sum of: (a) the alternate benchmark rate that has been selected by Buyer as the replacement for the then-current Benchmark and (b) the related Benchmark Replacement Adjustment;

provided that, in each case, if such Benchmark Replacement as so determined would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Repurchase Documents.

“Benchmark Replacement Adjustment”: With respect to any replacement of the then-current Benchmark (as determined pursuant to clause (B) and/or clause (C) of such definition, as applicable) with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Buyer.

“Benchmark Replacement Conforming Changes”: With respect to any Benchmark Replacement or Rate Conversion, any technical, administrative or operational changes (including changes to the definition of “Business Day”, “Pricing Rate,” the definition of “Pricing Period,” timing and frequency of determining rates and making payments of Price Differential, prepayment provisions, early repurchases, and other technical, administrative or operational matters) that Buyer decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement or Rate Conversion, and to permit the administration thereof by Buyer in a manner substantially consistent with market practice

(or, if Buyer decides that adoption of any portion of such market practice is not administratively feasible or if Buyer determines that no market practice for the administration of the Benchmark Replacement or Rate Conversion exists, in such other manner of administration as Buyer decides is reasonably necessary in connection with the administration of this Agreement and the other Repurchase Documents).

“Benchmark Replacement Date”: With respect to any Benchmark(as determined pursuant to clause (B) and/or clause (C) of such definition, as applicable), the earliest to occur of the following events with respect to such Benchmark:

(1)
in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark permanently or indefinitely ceases to provide such Benchmark; or
(2)
in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark has been determined and announced by the regulatory supervisor for the administrator of such Benchmark to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) even if such Benchmark continues to be provided on such date.

“Benchmark Transition Event”: With respect to any Benchmark (as determined pursuant to clause (B) and/or clause (C) of such definition, as applicable), the occurrence of one or more of the following events with respect to such Benchmark:

(1)
a public statement or publication of information by or on behalf of the administrator of such Benchmark announcing that such administrator has ceased or will cease to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;
(2)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator of such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; or
(3)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark announcing that such Benchmark is not, or as of a specified future date will not be, representative.

“Early Opt-in Election”: The election by Buyer to trigger a fallback from the then- current Benchmark and the provision by Buyer of written notice of such election to Seller.

“LIBOR”: The rate of interest per annum determined by Buyer on the basis of the rate for deposits in Dollars for delivery on the first (1st) day of each Pricing Period, for a one-month period commencing on (and including) the first day of such Pricing Period and ending on (but excluding) the same corresponding date in the following month, as reported on Reuters Screen Libor01 Page (or any successor page) at approximately 11:00 a.m., London time, on the Pricing Rate Determination Date (or if not so reported, then as determined by Buyer from another recognized source or interbank quotation); provided, that in no event shall LIBOR be less than the Floor. Each calculation by Buyer of LIBOR shall be conclusive and binding for all purposes, absent manifest error.

“Pricing Rate”: For any Pricing Period and any Transaction, the applicable Benchmark for such Transaction for such Pricing Period plus the applicable Pricing Margin for such date; provided, that while an Event of Default is continuing, the Pricing Rate shall be the Default Rate.

“Pricing Rate Determination Date”: (A) With respect to any LIBOR Based Transaction, subject to Section 12.01(a), the LIBOR Based Pricing Rate Determination Date and (B) with respect to any SOFR Based Transaction, the SOFR Based Pricing Rate Determination Date.

“Reference Time”: With respect to any setting of the then-current Benchmark (as determined pursuant to clause (B) and/or clause (C) of such definition, as applicable), (a) if such Benchmark is the SOFR Average or Term SOFR, with respect to any setting thereof, then two (2) U.S. Government Securities Business Days prior to such date and (b) if such Benchmark is not the SOFR Average or Term SOFR, then the time determined by Buyer in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body”: The Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or any successor thereto.

“SOFR”: A rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator’s Website”: The website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Term SOFR”: For any calculation with respect to a SOFR Based Transaction, the Term SOFR Reference Rate for a tenor comparable to the related Pricing Period on the day (such day, for purposes of this definition, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Pricing Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day”: Any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(d)
Section 3.01 of the Repurchase Agreement is hereby amended by adding the following new subsections (j) and (k) immediately after subsection (i).

“(j) In addition to the foregoing provisions of this Section 3.01, solely with respect to any Mezzanine Related Mortgage Asset owned by Seller that is being purchased by Buyer hereunder, Seller shall (i) as part of the Underwriting Package, provide Buyer with such information regarding the related Mezzanine Loans as Buyer may request including, without limitation, any related intercreditor, co-lender or similar agreements, and (ii) in connection with the purchase thereof by Buyer, convey, transfer and assign to Buyer, for no additional consideration from Buyer, each Mezzanine Loan relating to such Mezzanine Related Mortgage Asset owned by Seller, Guarantor or any of their respective Affiliates to Buyer, in form and substance satisfactory to Buyer, together with all other documents necessary or desirable to effect such collateral assignment, in each case as determined by Buyer and its counsel in their discretion.

(k) Notwithstanding anything to the contrary herein, in no event shall any LIBOR Based Transaction be entered into on or after January 1, 2022, unless otherwise agreed by Buyer in its sole discretion.”

(e)
Section 3.10 of the Repurchase Agreement is hereby amended by adding the following new subsection (iv) immediately after subsection (iii).

“(iv) Notwithstanding anything to the contrary herein, in no event shall any Future Funding Transaction with respect to any LIBOR Based Transaction be entered into on or after January 1, 2022, unless otherwise agreed by Buyer in its sole discretion.”

(f)
Section 3.11 of the Repurchase Agreement is hereby amended by adding the following new text at the end of such section.

“Notwithstanding anything to the contrary herein, in no event shall Buyer make any Additional Advance with respect to any LIBOR Based Transaction on or after January 1, 2022, unless otherwise agreed by Buyer in its sole discretion.”

(g)
Section 11.01 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 11.01 Grant. Buyer and Seller intend that the Transactions be sales to Buyer of the Purchased Assets and not loans from Buyer to Seller secured by the Purchased Assets. However, to preserve and protect Buyer’s rights with respect to the Purchased Assets and under the Repurchase Documents if any Governmental Authority recharacterizes any Transaction with respect to a Purchased Asset as other than a sale, and as security for Seller’s performance of the Repurchase Obligations, Seller hereby grants to Buyer a present Lien on and security interest in all of the right, title and interest of Seller in, to and under (i) the Purchased Assets (which for this purpose shall be deemed to include the items described in clause (B) of the proviso in the definition thereof), (ii) subject to the limitations permitted in Section 8.10, each Interest Rate Protection Agreement with each Hedge Counterparty relating to each Purchased Asset, including, the case of Cleared Swaps, the Seller’s account at the relevant FCM, and (iii) each Mezzanine Loan assigned to Buyer pursuant to Section 3.01(j), and the transfer of the Purchased Assets to Buyer shall be deemed to constitute and confirm such grant, to secure the payment and performance of the Repurchase Obligations (including the obligation of Seller to pay the Repurchase Price, or if the related Transaction is recharacterized as a loan, to repay such loan for the Repurchase Price).”Section 12.01 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 12.01 Benchmark Replacement; Market Disruption

(a)
Benchmark Replacement for LIBOR Based Transactions. Notwithstanding anything to the contrary herein or in any other Repurchase Document, with respect to any LIBOR Based Transaction, if the USD LIBOR Transition Date has occurred prior to the LIBOR Reference Time in respect of any setting of USD LIBOR for any Pricing Period of such LIBOR Based Transaction, then such LIBOR Based Transaction shall be permanently converted to being a SOFR Based Transaction as of the first day of such Pricing Period (such conversion, a “Rate Conversion”) without any amendment to, or further action or consent of any other party to, this Agreement or any other Repurchase Document (such date on which the LIBOR Based Transactions are converted to SOFR Based Transactions, the “Rate Conversion Effective Date”); provided, that except as otherwise expressly specified in any Confirmation (or amended and restated Confirmation) entered into by Buyer and Seller following the Closing Date, from and after the Rate Conversion Effective Date, the Pricing Margin (as in effect immediately prior to the effectiveness of such Rate Conversion) for each such converted Transaction shall be increased by an amount equal to the SOFR Adjustment without any amendment to, or further action or consent of any other party to, this Agreement or any other Repurchase Document.
(b)
Benchmark Replacement for SOFR Based Transactions. Notwithstanding

anything to the contrary herein or in any other Repurchase Document, with respect to any SOFR Based Transaction, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark (as determined pursuant to clause (B) and/or clause (C) of such definition, as applicable), then the Benchmark Replacement will replace the then- current Benchmark (as determined pursuant to clause (B) and/or clause (C) of such definition, applicable) with respect to each affected SOFR Based Transaction for all purposes hereunder or under any Repurchase Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Repurchase Document.
(c)
Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement or any Rate Conversion, Buyer will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Repurchase Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of Seller or any other party to this Agreement or any other Repurchase Document.
(d)
Notices; Standards for Decisions and Determinations. Buyer will promptly notify Seller of (i) the implementation of any Benchmark Replacement or Rate Conversion, as applicable, and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by Buyer pursuant to this Section 12.01, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from Seller or any other party to this Agreement or any other Repurchase Document. Any notice of Rate Conversion delivered by Buyer as described in the preceding clause (i) shall specify the Applicable SOFR designated by Buyer with respect to each such converted Transaction, which designation shall be conclusive and binding on Seller for all purposes of this Agreement.
(e)
Market Disruption. Notwithstanding the foregoing, if prior to any Pricing Period, Buyer determines that, by reason of circumstances affecting the relevant market (other than a Benchmark Transition Event), adequate and reasonable means do not exist for ascertaining any applicable current Benchmark for such Pricing Period, Buyer shall give prompt notice thereof to Seller, whereupon the Pricing Rate for such Pricing Period with respect to each Transaction based on such Benchmark, and for all subsequent Pricing Periods for Transactions based on such Benchmark until such notice has been withdrawn by Buyer, shall be the sum of (i) an alternate benchmark rate that has been selected by Buyer, (ii) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Buyer and (iii) the applicable Pricing Margin.”
(i)
Section 12.02 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 12.02 Illegality. If the adoption of or any change in any Requirements of Law or in the interpretation or application thereof after the date hereof shall make it unlawful for Buyer to effect or continue Transactions as contemplated by the Repurchase Documents, (a) any commitment of Buyer hereunder to enter into new Transactions shall be terminated and the Maturity Date shall be deemed to have occurred, (b) if required by such adoption or change, the Pricing Rate shall be the sum of (i) an alternate benchmark rate that has been selected by Buyer, (ii) the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by Buyer and (iii) the applicable Pricing Margin, and (c) if required by such adoption or change, the Maturity Date shall be deemed to have occurred. In exercising the rights and remedies under this Section 12.02, Buyer shall treat Seller in a manner that is substantially similar to the manner it treats other similarly situated sellers in facilities with substantially similar assets.”

(j)
Section 12.03 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 12.03 Breakfunding. Upon demand of Buyer, Seller shall indemnify Buyer and hold Buyer harmless from any actual loss, cost or expense (including reasonable legal fees and expenses, but excluding any anticipated profit) which Buyer may sustain or incur arising from (a) the failure by Seller to terminate any Transaction after Seller has given a notice of termination pursuant to Section 3.04, (b) any payment to Buyer on account of the outstanding Repurchase Price, including a payment made pursuant to Section 3.04 but excluding a payment made pursuant to Section 5.02, on any day other than a Remittance Date (based on the assumption that Buyer funded its commitment with respect to the Transaction in the London Interbank Eurodollar market and using any reasonable attribution or averaging methods that Buyer deems appropriate and practical),

(c) any failure by Seller to sell Eligible Assets to Buyer after Seller has notified Buyer of a proposed Transaction and Buyer has agreed to purchase such Eligible Assets in accordance with this Agreement, or (d) any redetermination of the Pricing Rate based on a Benchmark Replacement or Rate Conversion for any reason on a day that is not the last day of the then-current Pricing Period.”

(k)
Section 14.01 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 14.01 Safe Harbor Treatment. The Parties intend (a) for this Agreement and each Transaction to qualify for the safe harbor treatment provided by the Bankruptcy Code and for Buyer to be entitled to all of the rights, benefits and protections afforded to Persons under the Bankruptcy Code with respect to a “repurchase agreement” as defined in Section 101(47) of the Bankruptcy Code (to the extent that a Transaction has a maturity date of less than one (1) year) and a “securities contract” as defined in Section 741(7) of the Bankruptcy Code and that payments and transfers under this Agreement constitute transfers made by, to or for the benefit of a financial institution, financial participant or repo participant within the meaning of Section 546(e) or 546(f) of the Bankruptcy Code,

(b) the Guarantee Agreement and the Pledge Agreement each constitute a security agreement or arrangement or other credit enhancement within the meaning of Section 101 of the Code related to a “securities contract” as defined in Section 741(7)(A)(xi) of the Bankruptcy Code and, to the extent that the Guarantee Agreement and the Pledge Agreement relate to a Transaction that has a maturity date of less than one (1) year, a “repurchase agreement” as that term is defined in Section 101(47)(A)(v) of the Bankruptcy Code, and(c) that Buyer (for so long as Buyer is a “financial institution,” “financial participant,” “repo participant,” “master netting participant” or other entity listed in Section 555, 559, 561, 362(b)(6), 362(b)(7) or 362(b)(27) of the Bankruptcy Code) shall be entitled to the “safe harbor” benefits and protections afforded under the Bankruptcy Code with respect to a “repurchase agreement,” “securities contract” and a “master netting agreement,” including (x) the rights, set forth in Article 10 and in Sections 555, 559 and

561 of the Bankruptcy Code, to liquidate the Purchased Assets and terminate this Agreement, and (y) the right to offset or net out as set forth in Article 10 and Section 18.17 and in Sections 362(b)(6), 362(b)(7), 362(b)(27), 362(o) and 546 of the Bankruptcy Code. With respect to any Mezzanine Loan, it is the intent of Buyer and Seller that the grant of the security interest set forth in Section 11.01 of this Agreement, including the grant of a security interest in the Mezzanine Loans, constitutes “a security agreement or arrangement or other credit enhancement” that is related to the Agreement and the Transactions thereunder within the meaning of Sections 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code.”Exhibits A-1 and Exhibit A-2 of the Repurchase Agreement are hereby amended and restated in their entireties with Exhibit A-1 and Exhibit A-2 hereto, respectively.

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which (i) this Amendment is duly executed and delivered by Seller, Guarantor, Pledgor and Buyer and (ii) Buyer receives such other documents as Buyer or counsel to Buyer may reasonably request including, without limitation, a compliance certificate, in each case in form and substance acceptable to Buyer.

SECTION 3. Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing and (c) after giving effect to this Amendment, the representations and warranties contained in the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).

SECTION 4. Acknowledgments of Guarantor. Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and Buyer and agrees that it continues to be bound by that certain Guarantee Agreement, dated as of September 29, 2021, made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof (a) all references in the Repurchase Agreement to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.

SECTION 6. No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or any of their respective affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement are preserved and (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect.

SECTION 7. Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. Costs and Expenses. Seller shall pay Buyer’s reasonable third-party out-of-pocket costs and expenses actually incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.

SECTION 9. GOVERNING LAW; SUBMISSION TO JURISDICTION. SECTIONS 18.01 AND 18.02 OF THE REPURCHASE AGREEMENT ARE HEREBY INCORPORATED HEREIN, MUTATIS MUTANDIS, AS IF A PART HEREOF.

SECTION 10. IMPORTANT WAIVERS. THE WAIVERS SET FORTH IN SECTION 18.03 OF THE REPURCHASE AGREEMENT ARE HEREBY INCORPORATED HEREIN, MUTATIS MUTANDIS, AS IF A PART HEREOF.

SECTION 11. Acknowledgement of Upsize Option. Seller has requested to increase the Maximum Amount from $300,000,000 to $500,000,000 in accordance with the terms and conditions of Section 3.06(b) of the Repurchase Agreement. Subject to the satisfaction of such conditions, Buyer hereby approves such increase of the Maximum Amount. By signing this Amendment below, Seller hereby represents and warrants that, as of the date of this Amendment: (i) Seller has paid to Buyer the applicable Upsize Fee due in connection with the exercise of the Upsize Option described herein, (ii) each of the representations and warranties made by Seller in the Repurchase Agreement is true and correct as if made on and as of the date of this Amendment, (iii) Seller has performed all agreements and satisfied all conditions that the Repurchase Agreement provides shall be performed or satisfied by it as of the date hereof, (iv) no

Default or Event of Default has occurred and is continuing, and (v) no unsatisfied Margin Deficit is outstanding.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/Allen Lewis

Name: Allen Lewis

Title: Managing Director

[Additional Signature Pages Follow]

SELLER:

CMTG WF FINANCE LLC

By: /s/J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Signatory

[Additional Signature Page Follows]

ACKNOWLEDGED:

CLAROS MORTGAGE TRUST, INC.

By: /s/J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Signatory

ACKNOWLEDGED:

CMTG WF FINANCE HOLDCO LLC

By: /s/J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Signatory

EXHIBIT A-1

CONFIRMATION

[ ] [ ], 20[ ]

Wells Fargo Bank, National Association One Wells Fargo Center

301 South College Street MAC D1053-125, 12th Floor

Charlotte, North Carolina 28202 Attention: Karen Whittlesey Attention: Karen Berka Attention: Michael Genay

Re: Master Repurchase and Securities Contract, dated as of September 29, 2021 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) between CMTG WF Finance LLC (“Seller”) and Wells Fargo Bank, National Association (“Buyer”)

Ladies and Gentlemen:

This is a Confirmation executed and delivered by Seller and Buyer pursuant to the Agreement. Terms used but not defined herein are as defined in the Agreement. Seller and Buyer hereby confirm and agree that as of the Purchase Date and upon the other terms specified below, Seller shall sell and assign to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in, to and under the Purchased Asset identified in this Confirmation.

Name of Purchased Asset: [ ]

Purchase Date: [ ], 20[ ]

Core/Flex Purchased Asset: [Core Purchased Asset][Flex Purchased Asset]

Class of Purchased Asset: [Whole Loan][Senior Interest (Note)] [Senior Interest (Participation Interest)][Mezzanine Loan]

Recourse Percentage: [ ]%

Property Type: [ ]

Book Value: $[ ]

Market Value: $[ ]

Outstanding Principal Balance: $[ ]

Seller’s Remaining Future Funding Obligations: [N/A][$[ ]]

Purchase Price: $[ ]

Applicable Percentage: [ ]%

Maximum Applicable Percentage: [ ]%

Pricing Margin: [ ]%

Applicable Benchmark: [LIBOR Based Transaction][SOFR Based Transaction]

Applicable SOFR: [N/A][SOFR Average][Term SOFR]

Repurchase Date: [As defined in the Agreement][ ] Additional Mandatory Repurchase Event(s): [N/A][ ]

Additional Terms and Conditions: [N/A][ ]

Seller hereby certifies as follows, on and as of the above Purchase Date with respect to each Purchased Asset described in this Confirmation:

1.
All of the conditions precedent in Article 6 of the Agreement have been satisfied.

2.
Except as specified in Appendix 1 hereto, Seller will make all of the representations and warranties contained in the Agreement (including, without limitation, the representations and warranties applicable to the Class of such asset set forth in Schedule 1 to the Agreement).

[SIGNATURE PAGES FOLLOW]

Seller:

CMTG WF FINANCE LLC

By:

Name:

Title:

Buyer:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

Appendix 1 to Confirmation

[Description of any exceptions to representations and warranties to be made by Seller in this Confirmation]

EXHIBIT A-2

AMENDED AND RESTATED CONFIRMATION

[ ] [ ], 20[ ] (the “Confirmation Date”)

Wells Fargo Bank, National Association One Wells Fargo Center

301 South College Street MAC D1053-125, 12th Floor

Charlotte, North Carolina 28202 Attention: Karen Whittlesey Attention: Karen Berka Attention: Michael Genay

Re: Master Repurchase and Securities Contract, dated as of September 29, 2021 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) between CMTG WF Finance LLC (“Seller”) and Wells Fargo Bank, National Association (“Buyer”)

Ladies and Gentlemen:

This is an Amended and Restated Confirmation executed and delivered by Seller and Buyer pursuant to the Agreement. Terms used but not defined herein are as defined in the Agreement. Seller and Buyer hereby confirm and agree that as of the Purchase Date and upon the other terms specified below, Seller has sold and assigned to Buyer, and Buyer has purchased from Seller, all of Seller’s right, title and interest in, to and under the Purchased Asset identified in this Confirmation (the “Purchased Asset”).

Effective as of the Confirmation Date set forth above, this Amended and Restated Confirmation amends, restates and replaces in its entirety that certain Confirmation dated as of [ ] [ ], 20[ ] relating to the Purchased Asset.

Name of Purchased Asset: [ ]

Purchase Date: [ ], 20[ ]

Core/Flex Purchased Asset: [Core Purchased Asset][Flex Purchased Asset]

Class of Purchased Asset: [Whole Loan][Senior Interest (Note)] [Senior Interest (Participation Interest)][Mezzanine Loan]

Recourse Percentage: [ ]%

Property Type: [ ]

Book Value: $[ ]

Market Value: $[ ]

Outstanding Principal Balance: $[ ]

Seller’s Remaining Future Funding Obligations: [N/A][$[ ]]

Purchase Price: $[ ]

Change in Purchase Price: $[ ]

Applicable Percentage: [ ]%

Maximum Applicable Percentage: [ ]%

Pricing Margin: [ ]%

Applicable Benchmark: [LIBOR Based Transaction][SOFR Based Transaction]

Applicable SOFR: [N/A][SOFR Average][Term SOFR]

Repurchase Date: [As defined in the Agreement][ ] Additional Mandatory Repurchase Event(s): [N/A][ ]

Additional Terms and Conditions: [N/A][ ]

Seller hereby certifies as follows, on and as of the above Confirmation Date with respect to each Purchased Asset described in this Amended and Restated Confirmation:

1.
All of the conditions precedent in Article 6 of the Agreement have been satisfied.

2.
Except as specified in Appendix 1 hereto, Seller will make all of the representations and warranties contained in the Agreement (including, without limitation, the representations and warranties applicable to the Class of such asset set forth in Schedule 1 to the Agreement).

[SIGNATURE PAGES FOLLOW]

Seller:

CMTG WF FINANCE LLC

By:

Name:

Title:

Buyer:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

Appendix 1 to Amended and Restated Confirmation

[Description of any exceptions to representations and warranties to be made by Seller in this Amended and Restated Confirmation]